UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400 Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 837-8002
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2025, Hayward Holdings, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 28, 2025. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 28, 2025, the Board of Directors authorized a share repurchase program such that the Company is authorized to repurchase up to an aggregate of $450 million of its common stock with such authority expiring on July 28, 2028. Repurchases under the share repurchase program will be funded by cash on hand and cash generated from operations and may be made, from time to time, in amounts and at prices the Company deems appropriate and will be subject to a variety of factors, including the market price of the Company’s common stock, general market and economic conditions, applicable legal requirements and other considerations. The share repurchase program is expected to be conducted through open market repurchases, privately negotiated transactions or other means, including through Rule 10b5-1(c) trading plans or through the use of other techniques such as accelerated share repurchases. The share repurchase program does not obligate the Company to acquire any particular amount of its common stock, and may be suspended, modified or discontinued at any time at the Company’s discretion without prior notice.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”) and releases issued by the Securities and Exchange Commission. Such forward-looking statements relating to us are based on the beliefs of our management as well as assumptions made by, and information currently available to, us. These forward-looking statements include, but are not limited to, statements about our strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements contained in or incorporated by reference in this Current Report on Form 8-K that are not historical facts. When used in this document, words such as “may,” “will,” “should,” “could,” “intend,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” “predict,” “project,” “seek” and similar expressions as they relate to us are intended to identify forward-looking statements. We believe that it is important to communicate our future expectations to our stockholders, and we therefore make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control, and actual results may differ materially from the expectations we describe in our forward-looking statements.

Examples of forward-looking statements include, among others, statements we make regarding the specific timing, price and size of repurchases under the share repurchase program. The forward-looking statements in this Current Report on Form 8-K are only predictions. We may not achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place significant reliance on our forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of forward-looking statements taken from third-party industry and market reports. Important factors that could affect our future results and could cause those results or other outcomes to differ materially from those indicated in our forward-looking statements include the following: risks related to the specific timing, price and size of repurchases under the share repurchase program, including that the share repurchase program may be suspended or discontinued at any time at the Company’s discretion; our relationships with and the performance of distributors, builders, buying groups, retailers, e-tailers and servicers who sell our products to pool owners; the impact of changes in laws, regulations and administrative policy, including those that limit U.S. tax benefits, impact trade agreements, or address the impacts of climate change; impacts on our business from the sensitivity of our business to seasonality and unfavorable economic and business conditions; our ability to develop, manufacture and effectively and profitably market and sell our new planned and future products; the impact of product manufacturing disruptions, including as a result of catastrophe, procurement challenges and other events beyond our control; competition from national and global companies, as well as lower-cost manufacturers; the imposition, or threat of imposition, of tariffs and other trade restrictions could adversely affect our business, including as a result of an adverse impact on general economic conditions; our ability to execute on growth strategies and expansion opportunities; our exposure to credit risk on our accounts receivable; impacts on our business from political, regulatory, economic, trade and other risks associated with operating international businesses, including risks associated with geopolitical conflict; our ability to maintain favorable relationships with suppliers and manage disruptions to our global supply chain and the availability of raw materials; our ability to identify emerging technological and other trends in our target end markets; failure of markets to accept new product introductions and enhancements; the ability to successfully identify, finance, complete and integrate acquisitions; our reliance on information technology systems and susceptibility to threats to those systems, including cybersecurity threats, and risks arising from our collection and use of personal information data; misuse of our technology-enabled products could lead to reduced sales, liability claims or harm to our reputation; regulatory changes and developments affecting our current and future products; volatility in currency exchange rates and interest rates; our ability to service our existing indebtedness and obtain additional capital to finance operations and our growth opportunities; our ability to establish, maintain and effectively enforce intellectual property protection for our products, as well as our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of others; the impact of material cost and other inflation, including as a result of new or increased tariffs; our ability to attract and retain senior management and other qualified personnel; the outcome of litigation and governmental proceedings; uncertainties related to distribution channel inventory practices and the impact on our net sales volumes; our ability to realize cost savings from restructuring activities; and the factors set forth in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024 and the our other filings with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this Current Report on Form 8-K as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated July 30, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: July 30, 2025	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer